EXHIBIT 99.2

willisto w e r s wat s o n .c o m Willis Towers Watson 2019 Second Quarter Financial Results Supplemental Materials July 31, 2019 © 2019 Willis Towers Watson. All rights reserved.

Willis Towers Watson Forward Looking Statements willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 1 This document contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward - looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, such things as our outlook, future capital expenditures, future share repurchases, growth in revenue, the impact of changes to tax laws on our financial results, business strategies and planned acquisitions (including the acquisition of TRANZACT), competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans and references to future successes, including our future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Willis Towers Watson’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward - looking statements. All forward - looking disclosure is speculative by its nature. There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward - looking statements contained herein, including the following: the ability of the company to successfully establish, execute and achieve its global business strategy as it evolves; changes in demand for our services, including any decline in defined benefit pension plans or the purchasing of insurance; changes in general economic, business and political conditions, including changes in the financial markets; significant competition that the company faces and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk the Stanford litigation settlement approval will be overturned on appeal, the risk that the Stanford bar order may be challenged in other jurisdictions, and the risk that the charge related to the Stanford settlement may not be deductible; the risk of material adverse outcomes on existing litigation or investigation matters; changes in the regulatory environment in which the company operates, including, among other risks, the impact of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; the company’s ability to make divestitures or acquisitions and its ability to integrate or manage such acquired businesses (including the recently completed acquisition of TRANZACT); failure to protect client data or breaches of information systems; the ability to comply with complex and evolving regulations related to data privacy and cyber security; the potential impact of Brexit; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; the potential impact of the change in the method for determining LIBOR; the ability of the company to properly identify and manage conflicts of interest; reputational damage; reliance on third - party services; the loss of key employees; the ability to successfully manage ongoing organizational changes; disasters or business continuity problems; doing business internationally, including the impact of exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations; technological change; changes and developments in the insurance industry or the United States healthcare system; the risk that the company may not be able to repurchase the intended number of outstanding shares due to M&A activity or investment opportunities, market or business conditions, or other factors; the inability to protect the company’s intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in the company’s pension liabilities; the ability of the company to meet its financial guidance, the company’s capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; the ability of the company to obtain financing on favorable terms or at all; adverse changes in the credit ratings of the company; the impact of recent changes to U.S. tax laws, including on our effective tax rate, and the enactment of additional, or the revision of existing, state, federal, and/or foreign regulatory and tax laws and regulations; U.S. federal income tax consequences to U.S. persons owning at least 10% of the company’s shares; changes in accounting principles, estimates or assumptions; fluctuation in revenue against the company’s relatively fixed expenses; the laws of Ireland being different from the laws of the United States and potentially affording less protections to the holders of our securities; and the company's holding company structure potentially preventing it from being able to receive dividends or other distributions in needed amounts from our subsidiaries. These factors also include those described under “Risk Factors” in the company’s most recent 10 - K filing and subsequent filings filed with the SEC.

Willis Towers Watson Non - GAAP Measures willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 2 In order to assist readers of our consolidated financial statements in understanding the core operating results that Willis Towers Watson’s management uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income, (4) Adjusted EBITDA, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non - GAAP measures.

Q2 2019 GAAP Financial Results, Key Figures willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 3 $USD million, except EPS and % Three months ending June, Six months ending June, 2018 2019 2018 2019 Revenue as reported % change $1,990 $2,048 +3% $4,282 $4,360 +2% Income from Operations as reported % change $63 $176 +179% $322 $535 +66% Operating Margin % as reported change, basis points 3.2% 8.6% +540 bps 7.5% 12.3% +480 bps Net Income attributable to Willis Towers Watson as reported % change $58 $138 +138% $273 $425 +56% Diluted EPS as reported % change $0.44 $1.06 +141% $2.05 $3.26 +59% Operating Cash Flow as reported % change $395 $303 - 23%

Q2 2019 Key Figures, Includes Non-GAAP Financial Results

Willis Towers Watson reports strong results for Q2 2019

Total Revenue

$2.0B

Q2 2019 Revenue

Strong Growth Momentum

Achieved another strong quarter with 6% organic revenue growth after 6% organic revenue growth in Q1 2019 driven by new business wins and client retention

Delivering a client winning experience across 140 countries with the combined strength of Willis Towers Watson

+6%	+3%
Q2 2019 *Organic %*	Q2 2018 *Organic %*

Adj. Diluted EPS

$1.78

Q2 2019 Adj. Diluted EPS

Maintained Solid Growth Despite Headwind

Delivered solid earnings growth of approximately 5% despite modest year-over-year headwinds related to long-term incentive compensation, foreign currency, pension income, and income taxes

+5%	$1.70
Q2 2019	Q2 2018

Adj. Operating Margin

14.6%

Q2 2019
Adj. Operating Margin

Robust Margin Expansion

Strong organic growth coupled with disciplined expense management is driving core margin expansion despite modest headwind from long-term incentive compensation

On track to deliver 2019 adjusted operating margin of around 20%

+160*bps*	13.0%
Q2 2019	Q2 2018

Free Cash Flow

$183M

Free Cash Flow for Six Months Ended June 30, 2019

Solid Cash Generation

Free cash flow was solid for the first half of 2019, and our focus continues to be on improving working capital management and thereby free cash flow generation for the remainder of 2019

-$71M	$254M
YTD 2019 vs. YTD 2018	YTD 2018

willistowerswatson.com
© 2019 Willis Towers Watson. All rights reserved.
Willis Towers Watson
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Organic Revenue Growth %* willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 5 Broad - Based Organic Growth Across All Segments Our unwavering focus to deliver a client winning experience to drive growth Q2 2018 Q2 2019 Human Capital & Benefits 3% 5% Corporate Risk & Broking 2% 5% Investment, Risk & Reinsurance 1% 8% Benefits Delivery & Administration 9% 6% Willis Towers Watson 3% 6% HCB organic revenue growth was led by Health and Benefits driven by growth in specialty products and new local and global appointments. Other Businesses in HCB experienced modest growth, and Retirement experienced a slight decline as a result of non - recurring work in the comparable period. CRB delivered solid organic revenue growth across all geographies led by North America . New business wins and high client retention continues to drive core organic growth for the CRB Segment . IRR posted strong organic revenue growth across all Businesses, including Wholesale and Investment, which rebounded nicely in Q2. The growth was driven by favorable renewal factors, client retention, and strong new business wins. BDA delivered strong organic growth driven by the continued expansion of its client base with predictable recurring revenue and increased demand for project work. • Organic revenue growth for 2018 compared to 2017 excludes the impact of ASC 606 from both years. Organic revenue growth for 2019 compared to 2018 includes the adoption of ASC 606 for both years

Summary of Segment Financial Results Q2 2019 Segment results compared to Q2 2018 willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 6 As reported, $USD million, except % Q2 2018 Q2 2019 Revenue O p erating Margin % Revenue Operating Margin % Margin Year - over - year Human Capital & Benefits 780 19% 797 21% +200 bps Corporate Risk & Broking 674 14% 690 15% +100 bps Investment, Risk & Reinsurance 385 23% 409 27% +350 bps Benefits Delivery & Administration 119 - 26% 126 - 20% +570 bps • Revenue and Operating Margin with the adoption of ASC 606 accounting standards for both 2018 and 2019. The Operating Margin percentage is rounded

Maintaining a Strong and Flexible Balance Sheet Position Significant financial flexibility to drive long - term shareholder value willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 7 $USD million Dec 31, 2018 June 30, 2019 June 30, 2018 Cash and Cash Equivalents 911 1,033 812 Total Debt 1 4,674 4,575 4,471 Total Equity 10,347 9,971 10,204 Debt to Adj. EBITDA TTM basis n/a 2 2.3x 2.1x A disciplined capital management strategy provides Willis Towers Watson with ample financial flexibility to reinvest in our Businesses, capitalize on market growth opportunities, and drive significant value for shareholders Our capital structure enabled by robust cash generation and a strong balance sheet paves the way for significant shareholder value creation over the long - term History of effectively managing our leverage with the commitment to maintain investment grade credit rating and return leverage ratio to historical level after the acquisition of TRANZACT 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets 2 Q2 2018 Debt to trailing twelve months Adj. EBITDA has been excluded due to 1/1/18 cutover adoption of ASC 606 revenue accounting standards

A Capital Strategy Fit For Creating Long - Term Shareholder Value CASH RETURNED TO SHAREHOLDERS $ 2.7 B FY2016 to Q2 FY2019 $396 $602 $709 $199 $595 $277 $306 $986 $908 In progress $212 $51 $161 2016 2017 2018 2019 YTD SUSTAINABLE DIVIDEND GROWTH + 11 % Cash dividend growth 3 years CAGR 2016 $0.65 $0 . 6 0 $ 0 . 4 8 2017 2018 2019 e $0 . 5 3 Share repurchases Dividends Quarterly cash dividend per share + 1 1% willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 8 $ million Disciplined approach to capital allocation A capital light business model and capital structure allow us to shift capital between growth and value creation based on changes in the Businesses and/or the macro environment A strong focus on return on investment to optimize the use of cash A robust pipeline of investment opportunities Focus areas to prioritize use of cash 1) Reinvesting in our Businesses 2) Investing in innovation and new business opportunities 3) Opportunistic mergers, acquisitions, and divestitures 4) Enhance Balance Sheet and strengthen liquidity 5) Return excess cash to shareholders through share repurchase 6) Sustain dividends and payout ratio

Willis Towers Watson Successfully Completed the Acquisition of TRANZACT Purchase willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 9 Price $1.3 B Total Purchase Price ▪ $1,317.5 million of total cash consideration ▪ Approximately $17 million of potential earnout payable by 2021 if certain financial targets are achieved Financing Credit Rating: Expect No Change ▪ Expect Baa3 and BBB credit rating from Moody’s and S&P, respectively. Stable outlook ▪ Secured term loan from Bank of America Merrill Lynch Governance Robust Growth Strategy & Integration Roadmap ▪ CD&R (Clayton, Dubilier & Rice) will advise on integration and help the management team maintain growth momentum ▪ TRANZACT CEO and other senior management to remain with company WTW Earnings Immediate and Meaningful Accretion Expected ▪ TRANZACT is expected to be meaningfully accretive on an adjusted EPS basis, excluding one - time transaction and integration cost of approximately $20 to $25 million A C QUIS I TION OF TRANZACT Rapidly accelerates Willis Towers Watson’s direct - to - consumer U.S. healthcare strategy Strengthens Willis Towers Watson’s position as the leader in the growing Medicare market space Delivers the next generation of benefits and healthcare technology to consumers

7 % to 8 % constant currency 4 % to 5 % organic revenue growth FY2019 Revenue Growth around 20 % Adj. operating margin FY2019 Adjusted Operating Margin $ 10.75 to $ 11.10 Adj. diluted EPS excluding $20 million to $25 million of transaction and integration cost FY2019 Adjusted Diluted EPS around 22 % Adj. income tax rate Excluding discrete items FY2019 Adjusted Income Tax Rate Annual growth of 15 % or greater (over the next 3 years) Free Cash Flow Around $0.15 currency headwind on Adj. EPS Assumes average rates £1.00 = $1.28, €1.00 = $1.13 FY2019 Foreign Currency Assumptions *Guidance is for 2019, except where specified otherwise and is based on ASC 606 accounting standard willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 10 History of Delivering on Results. A Solid Foundation for 2019* Q2 2019 management guidance update

Appendix: Reconciliation of Non - GAAP Measures willisto w e r s wat s o n .c o m willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. Proprietary and Confidential. For Willis Towers Watson and Willis Towers Watson client use only. 11

Appendix 1: Constant currency and organic revenue change willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 12 Components of Revenue Change (i) Three Months Ended June 30, As Reported Currency Constant Currency Acquisitions/ Organic 2019 2018 % Change Impact Change Divestitures Change Human Capital & Benefits $ 797 $ 780 2% (3)% 5% 0% 5% Corporate Risk & Broking 69 0 674 2% (3)% 5% 0% 5% Investment, Risk & Reinsurance 40 9 385 6% (3)% 9% 1% 8% Benefits Delivery & Administration 126 119 6% 0% 6% 0% 6% Segment Revenue 2,022 1,958 3% (3)% 6% 0% 6% Reimbursable expenses and other 26 32 Revenue $ 2,048 $ 1,990 3% (3)% 6% 0% 6% Components of Revenue Change (i) Six Months Ended June 30, As Reported Currency Constant Currency Acquisitions/ Organic 2019 2018 % Change Impact Change Divestitures Change Human Capital & Benefits $ 1,626 $ 1,612 1% (3)% 4% 0% 4% Corporate Risk & Broking 1 , 41 8 1 , 41 4 0% (4)% 4% 0% 5% Investment, Risk & Reinsurance 998 959 4% (3)% 8% 1% 6% Benefits Delivery & Administration 261 241 8% 0% 8% 0% 8% Segment Revenue 4,303 4 , 22 6 2% (3)% 5% 0% 5% Reimbursable expenses and other 57 56 Revenue $ 4,360 $ 4,282 2% (3)% 5% 0% 5%

Appendix 2: Adjusted operating income and margin, adjusted EBITDA and margin, free cash flow Cash flows from operating activities $ 303 $ 395 L e ss : A dd i t i on s t o f i x e d a ss e t s a n d s o f t w a r e f o r i nt e r n a l u s e (120) (141) Free Cash Flow $ 183 $ 254 Six Months Ended June 30, 2019 2018 Income from operations $ 176 8.6% $ 63 3.2% willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 13 Adjusted for certain items: Amortization 123 140 Transaction and integration expenses — 55 Adjusted operating income $ 299 14.6% $ 258 13.0% Three Months Ended June 30, 2019 2018 Income from operations $ 535 12.3% $ 322 7 . 5 % Adjusted for certain items: Amortization 250 281 Transaction and integration expenses 6 9 8 Adjusted operating income $ 79 1 18.1% $ 701 16 . 4 % Six Months Ended June 30, 2019 2018 Three Months Ended June 30, 2019 2018 Net Income $ 149 7.3% $ 65 3 . 3 % Provision for income taxes 38 9 Interest expense 56 52 Depreciation 59 51 Amortization 123 140 Transaction and integration expenses — 55 Pension settlement and curtailment gains and losses — 2 0 Adjusted EBITDA and Adjusted EBITDA Margin $ 42 5 20 . 8% $ 39 2 19 . 7 % Six Months Ended June 30, 2019 2018 Net Income $ 442 10.1% $ 286 6 . 7 % Provision for income taxes 105 52 Interest expense 110 103 Depreciation 113 100 Amortization 250 281 Transaction and integration expenses 6 98 Pension settlement and curtailment gains and losses — 20 Loss on disposal of operations — 9 Adjusted EBITDA and Adjusted EBITDA Margin $ 1 , 02 6 23.5% $ 949 22 . 2%

Appendix 3: Adjusted net income, adjusted diluted earnings per share, adjusted income before taxes, adjusted income tax rate Net Income attributable to Willis Towers Watson $ 425 $ 273 Adjusted for certain items: Amortization 250 281 Transaction and integration expenses 6 98 Pension settlement and curtailment gains and losses — 20 Loss on disposal of operations — 9 T a x e ff ec t o n ce r t a i n i t e m s li s t e d a bov e ( i ) (61) (95) Adjusted Net Income $ 620 Weighted - average shares of common stock — diluted 130 Diluted Earnings Per Share $ 3.26 $ 586 133 $ 2 . 0 5 Adjusted for certain items: (ii) Amortization 1 . 9 2 2 . 1 1 Transaction and integration expenses 0 . 0 5 0 . 7 4 Pension settlement and curtailment gains and losses — 0 . 1 5 Loss on disposal of operations — 0 . 0 7 Taxeffect on certain items listed above (i) (0.47) ( 0 . 71 ) Adjusted Diluted Earnings Per Share $ 4 . 7 6 $ 4 . 4 1 Six Months Ended June 30, 2019 2018 Income from operations before income taxes $ 547 $ 338 Adjusted for certain items: Amortization 250 281 Transaction and integration expenses 6 98 Pension settlement and curtailment gains and losses — 20 Loss on disposal of operations — Adjusted income before taxes 9 $ 746 Provision for income taxes Taxeffect on certain items listed above (i) $ 803 $ 105 61 Adjusted income taxes $ 166 U.S. GAAP tax rate 19 . 1% $ 52 95 $ 147 15.5% Adjusted income tax rate 20 . 6% 19 . 7 % Six Months Ended June 30, 2019 2018 Three Months Ended June 30, Three Months Ended June 30, 2019 201 8 2019 201 8 Income from operations before income taxes $ 187 $ 74 Net Income attributable to Willis Towers Watson $ 138 $ 58 Adjusted for certain items: Adjusted for certain items: Amortization 123 140 Amortization 123 140 Transaction and integration expenses — 55 Transaction and integration expenses — 55 Pension settlement and curtailment gains and losses — 20 Pension settlement and curtailment gains and losses — 2 0 Taxeffect on certain items listed above (i) (29) (48) Adjusted income before taxes $ 310 $ 289 Adjusted Net Income $ 232 $ 225 Provision for income taxes $ 38 $ 9 Weighted - average shares of common stock — diluted 130 133 Taxeffect on certain items listed above (i) 29 4 8 Adjusted income taxes $ 67 $ 57 Diluted Earnings Per Share $ 1.06 $ 0.44 Adjusted for certain items: (ii) U.S. GAAP tax rate 19.7% 12 . 7 % Amortization 0 . 9 4 1 . 0 6 Adjusted income tax rate 21.4% 19 . 7 % Transaction and integration expenses — 0 . 4 1 Pension settlement and curtailment gains and losses — 0 . 1 5 Taxeffect on certain items listed above (i) (0.22) (0.36) Adjusted Diluted Earnings Per Share $ 1.78 $ 1.70 willistowerswatson.com © 2019 Willis Towers Watson. All rights reserved. 14

willistowerswatson.com About Willis Towers Watson Willis Towers Watson (NASDAQ: WLTW) is a leading global advisory, broking and solutions company that helps clients around the world turn risk into a path for growth. With roots dating to 1828, Willis Towers Watson has over 43,000 employees serving more than 140 countries. We design and deliver solutions that manage risk, optimize benefits, cultivate talent, and expand the power of capital to protect and strengthen institutions and individuals. Our unique perspective allows us to see the critical intersections between talent, assets and ideas — the dynamic formula that drives business performance. Together, we unlock potential. Learn more at willistowerswatson.com. © 2019 Willis Towers Watson. All rights reserved.